UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 27, 2005



                             ACCO BRANDS CORPORATION
             (Exact name of registrant as specified in its charter)

                          -----------------------------


           DELAWARE                        001-08454             36-2704017
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
        Incorporation)                                       Identification No.)

       300 TOWER PARKWAY                                            60045
    LINCOLNSHIRE, IL 60069                                        (Zip Code)
(Address of principal executive
           offices)



        Registrant's telephone number, including area code (847) 484-4800





                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [  ]     Written communications pursuant to Rule 425 under the
                  Securities Act (17 CFR 230.425)

         [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
                  Act (17 CFR 240.14a-12)

         [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)
                  under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]     Pre-commencement communications pursuant to Rule 13e-4(c)
                  under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
                  ------------------------------------------

         On September 27-28, 2005 ACCO Brands Corporation (the "Company") approved, effective as of August 17, 2005, the following changes to the material terms of oral employment agreements with respect to the Company's executive officers identified below:

         David P. Campbell, Chairman of the Board of Directors and Chief Executive Officer, will have an annual salary of $700,000 and will be eligible to participate in the Company's annual cash bonus program with a target bonus of 90% of base salary. The remaining terms of Mr. Campbell's compensatory employment arrangements have not yet been determined pending further review and consideration by the Compensation Committee of the Company's Board of Directors.

         Neil V. Fenwick, Executive Vice President and Chief Financial Officer, will have an annual salary of $375,000 and will be eligible to participate in the Company's annual cash bonus program with a target bonus of 65% of base salary. The remaining terms of Mr. Fenwick's compensatory employment arrangements have not yet been determined pending further review and consideration by the Compensation Committee of the Company's Board of Directors.

         Dennis Chandler, Chief Operating Officer, Office Products Division, will have an annual salary of $375,000 and will be eligible to participate in the Company's annual cash bonus program with a target bonus of 65% of base salary. The remaining terms of Mr. Chandler's compensatory employment arrangements have not yet been determined pending further review and consideration by the Compensation Committee of the Company's Board of Directors.

         Steven Rubin, Vice President, General Counsel and Secretary, will have an annual salary of $300,000 and will be eligible to participate in the Company's annual cash bonus program with a target bonus of 50% of base salary. The remaining terms of Mr. Rubin's employment have not yet been determined pending further review and consideration by the Compensation Committee of the Company's Board of Directors.



ITEM 5.02(c)      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                  ---------------------------------------------------------
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
                  ---------------------------------------------

         On September 28, 2005, Thomas P. O'Neill, Jr., age 52, was appointed Principal Accounting Officer of the Company. Mr. O'Neill joined the Company in July 2005 as Vice President, Finance and Accounting. Prior to joining the Company, Mr. O'Neill was Group Vice President, Global Finance for the medical group of Teleflex, Inc. since December 2003. Mr. O'Neill served as the Senior Vice President and CFO and as a consultant to Philip Services Corp. from June 2001 to December 2003 and, prior to that time, Mr. O'Neill served in several financial capacities for Premark International and Tupperware Corp. Mr. O'Neill is a certified public accountant.

         The Company and Mr. O'Neill have previously entered into an oral agreement with respect to Mr. O'Neill's compensation pursuant to which Mr. O'Neill will have an annual salary of $240,000 and will be eligible to participate in the Company's annual cash bonus program with a target bonus of 45% of base salary. The remaining terms of Mr. O'Neill's compensatory employment arrangements have not yet been determined pending further review and consideration by the Compensation Committee of the Company's Board of Directors.

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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ACCO BRANDS CORPORATION
                                (Registrant)


                                By:/s/ Steven Rubin
                                   ---------------------------------------------
                                   Name:  Steven Rubin
                                   Title: Vice President, Secretary and
                                          General Counsel


Date:  October 3, 2005

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